Exhibit 99.1

AmeriCredit Corp.

Composition of the Receivables

2006-R-M Stat Cut

4/17/06*

	New	Used		Total
Aggregate Principal Balance (1)	$281,542,409.80	$786,455,352.01		$1,067,997,761.81
Number of Receivables in Pool	13,069	49,874		62,943
Percent of Pool by Principal Balance	26.36%	73.64%		100.00%
Average Principal Balance	$21,542.77	$15,768.84		$16,967.70
Range of Principal Balances	($278.95 to $76,502.82)	($312.28 to $61,609.55)
Weighted Average APR (1)	15.30%	17.61%		17.00%
Range of APRs	(1.90% to 25.95%)	(2.70% to 29.95%)
Weighted Average Remaining Term	68	64		65
Range of Remaining Terms	(3 to 72 months)	(3 to 72 months	)
Weighted Average Original Term	69	64		65
Range of Original Terms	(18 to 72 months)	(12 to 72 months	)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.

Distribution of the Receivables by Score as of the Cutoff Date

AmeriCredit Score (1)	Percent of Aggregate Principal Balance (3)	Aggregate Principal Balance as of Cutoff Date	Credit Bureau Score (2)	Percent of Aggregate Principal Balance (3)	Aggregate Principal Balance as of Cutoff Date (2)
<215	2.57%	$27,497,852.55
215-224	23.54%	$251,410,287.29	<540	21.01%	$223,930,066.86
225-244	41.05%	$438,387,922.33	540-599	37.43%	$398,895,757.28
245-259	19.05%	$203,440,019.68	600-659	33.90%	$361,288,780.79
260+	13.79%	$147,261,679.96	660+	7.66%	$81,650,473.77

Weighted Average Score	238			585

(1)	Proprietary credit score, scaled from 135 to 320, developed and utilized by the sponsor to support the credit approval and pricing process.

(2)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Score unavailable for some accounts.

(3)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.

Distribution of the Receivables by APR as of the Cutoff Date

2006-R-M Stat Cut

4/17/06*

APR Range (1)	Aggregate Principal Balance as of Cutoff Date	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
1.000%-1.999%	47,032.45	0.00%	2	0.00%
2.000%-2.999%	180,807.43	0.02%	6	0.01%
3.000%-3.999%	459,631.43	0.04%	17	0.03%
4.000%-4.999%	1,363,355.70	0.13%	47	0.07%
5.000%-5.999%	581,405.39	0.05%	25	0.04%
6.000%-6.999%	2,405,652.10	0.23%	110	0.17%
7.000%-7.999%	4,198,924.93	0.39%	193	0.31%
8.000%-8.999%	8,220,245.72	0.77%	388	0.62%
9.000%-9.999%	18,029,842.14	1.69%	860	1.37%
10.000%-10.999%	34,550,826.21	3.24%	1,724	2.74%
11.000%-11.999%	35,669,670.93	3.34%	1,825	2.90%
12.000%-12.999%	65,850,812.35	6.17%	3,486	5.54%
13.000%-13.999%	61,503,514.69	5.76%	3,265	5.19%
14.000%-14.999%	74,564,300.51	6.98%	3,999	6.35%
15.000%-15.999%	79,923,348.45	7.48%	4,354	6.92%
16.000%-16.999%	93,991,829.27	8.80%	5,175	8.22%
17.000%-17.999%	122,025,763.59	11.43%	7,021	11.15%
18.000%-18.999%	158,570,721.89	14.85%	9,549	15.17%
19.000%-19.999%	90,713,698.44	8.49%	5,852	9.30%
20.000%-20.999%	85,508,124.09	8.01%	5,747	9.13%
21.000%-21.999%	72,174,307.16	6.76%	5,063	8.04%
22.000%-22.999%	35,433,781.82	3.32%	2,531	4.02%
23.000%-23.999%	15,286,261.06	1.43%	1,147	1.82%
24.000%-24.999%	5,765,263.04	0.54%	473	0.75%
25.000%-25.999%	740,174.49	0.07%	58	0.09%
26.000%-26.999%	145,078.59	0.01%	15	0.02%
27.000%-27.999%	36,065.11	0.00%	4	0.01%
28.000%-28.999%	23,052.90	0.00%	3	0.00%
29.000%-29.999%	34,269.93	0.00%	4	0.01%

TOTAL	1,067,997,761.81	100.00%	62,943	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.

(2)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.

Distribution of the Receivables by Geographic Location of Obligor

2006-R-M Stat Cut

4/17/06*

State	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
Alabama	22,598,345.19	2.12%	1,319	2.10%
Alaska	1,174,011.58	0.11%	59	0.09%
Arizona	21,660,183.75	2.03%	1,267	2.01%
Arkansas	13,070,296.89	1.22%	769	1.22%
California	103,166,909.75	9.66%	5,237	8.32%
Colorado	15,899,057.11	1.49%	895	1.42%
Connecticut	8,220,942.71	0.77%	503	0.80%
Delaware	4,130,076.65	0.39%	251	0.40%
District of Columbia	2,440,353.68	0.23%	137	0.22%
Florida	110,838,608.56	10.38%	6,265	9.95%
Georgia	40,439,391.72	3.79%	2,295	3.65%
Hawaii	5,529,872.06	0.52%	281	0.45%
Idaho	1,984,718.27	0.19%	125	0.20%
Illinois	40,673,893.26	3.81%	2,581	4.10%
Indiana	21,124,204.38	1.98%	1,347	2.14%
Iowa	5,323,091.26	0.50%	345	0.55%
Kansas	5,557,358.75	0.52%	334	0.53%
Kentucky	16,324,237.49	1.53%	1,073	1.70%
Louisiana	20,076,957.96	1.88%	1,183	1.88%
Maine	5,087,380.74	0.48%	333	0.53%
Maryland	20,969,613.93	1.96%	1,187	1.89%
Massachusetts	20,080,986.97	1.88%	1,225	1.95%
Michigan	24,994,611.97	2.34%	1,654	2.63%
Minnesota	9,687,561.79	0.91%	611	0.97%
Mississippi	16,255,823.97	1.52%	934	1.48%
Missouri	16,047,467.19	1.50%	1,026	1.63%
Nebraska	2,535,060.18	0.24%	161	0.26%
Nevada	14,311,521.76	1.34%	783	1.24%
New Hampshire	4,032,572.67	0.38%	271	0.43%
New Jersey	24,568,365.09	2.30%	1,413	2.24%
New Mexico	9,862,002.38	0.92%	578	0.92%
New York	43,619,987.29	4.08%	2,666	4.24%
North Carolina	35,166,640.06	3.29%	2,077	3.30%
Ohio	53,490,187.57	5.01%	3,602	5.72%
Oklahoma	11,717,146.04	1.10%	747	1.19%
Oregon	7,635,239.81	0.71%	486	0.77%
Pennsylvania	51,643,455.14	4.84%	3,200	5.08%
Rhode Island	4,025,234.80	0.38%	243	0.39%
South Carolina	16,545,242.56	1.55%	995	1.58%
South Dakota	1,416,206.44	0.13%	88	0.14%
Tennessee	22,372,933.77	2.09%	1,386	2.20%
Texas	119,936,399.43	11.23%	6,648	10.56%
Utah	4,417,919.11	0.41%	272	0.43%
Vermont	1,403,034.41	0.13%	95	0.15%
Virginia	23,637,276.45	2.21%	1,377	2.19%
Washington	17,362,701.13	1.63%	1,011	1.61%
West Virginia	9,114,739.52	0.85%	591	0.94%
Wisconsin	13,662,406.64	1.28%	883	1.40%
Other (3)	2,165,531.98	0.20%	134	0.21%

TOTAL	$1,067,997,761.81	100.00%	62,943	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.

(2)	Percentages may not add to 100% because of rounding.

(3)	States with aggregate principal balances less than $1,000,000.

*	Receivable information is through close of business on date indicated.